June 28, 2007

Mr. John Cash

Accounting Branch Chief

Division of Corporate Finance

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:                               Desarrolladora Homex, S.A.B. de C.V.
Form 20-F for the Fiscal Year Ended December 31, 2005

File No. 001-32229

Dear Mr. Cash:

On behalf of our client, Desarrolladora Homex, S.A.B. de C.V. (“Homex”), we submit this response to your letter dated December 29, 2006 relating to Homex’s Form 20-F for the year ended December 31, 2005 (the “Form 20-F”).  To assist in the Staff’s review of the responses, we precede each response with the text (in bold type) of the comment as stated in your letter.  Homex believes that it has replied to your comments in full.  As requested, this letter is being filed on EDGAR as correspondence and a copy is being faxed to your attention.

As we discussed previously with the Staff, we are also filing today an amendment to the Form 20-F to reflect a restatement of our financial results as a result of certain adjustments resulting from our acquisition of Beta, and as more fully described in the amendment (the “Amended Form 20-F”).  According to our telephonic discussion with the Staff, except as described herein, we have not reflected the various undertakings set forth in our responses below in the Amended Form 20-F, and plan to incorporate the additional disclosures requested by the Staff in our Annual Report on Form 20-F for year ended 2006.

Capitalized terms used in the responses set forth below and not otherwise defined herein have the meanings set forth in the Form 20-F.

Form 20-F for Fiscal Year Ended December 31, 2005

General

1.                                      Please provide us copies of the internal reports your chief operating decision maker (CODM) uses to manage and operate your business.

We have attached, as a supplement to this response letter, the internal reports used by our chief operating decision maker (CODM) back in 2005.

Attached as Exhibit A is a Daily Report that sets forth the sales of homes by location (city or metropolitan area or branch) and by category (affordable entry versus middle income) and by stage in the collection process.  The Daily Reports are available on demand and generated daily primarily for the purpose of tracking sales and collections by location.  You will note that these reports focus solely on revenues and volumes and do not report any level of expenses by geographical area or type of housing.  Further, our regional managers are not responsible for making operating decisions or allocating resources, all the key strategic decisions are taken at the corporate level.

Attached as Exhibit B is a Weekly Report that tracks the number of closings reported both on a weekly basis and cumulatively through the date of the report to measure actual results against budgeted targets broken down by location (city or metropolitan area or branch) and by category (affordable entry versus middle income).  Also included in the Weekly Report are other operating measures, including number of finished homes, homes sold, closings and collections reported both on a weekly basis and cumulatively through the date of the report to measure actual results against budgeted targets broken down by location and by category.  Attached at the end of the Weekly Report is chart defining each of the operating measures included in the Weekly Report.

Accordingly, the cumulative information in each Weekly Report for each of the last week of each quarter during a calendar year presents the applicable information after first three months, semi-annually, after nine months and annually, respectively.  The CODM uses the Weekly Report as of each quarterly period are used by our CODM to evaluate actual against budget operating performance measures, including the number of homes sold and collections after first three months, semi-annually, after nine months and annually. Subsequent to the hiring of our new CODM in late 2006, we began to generate separate reports by affordable entry level and middle income operations, which is why we have begun reporting segment information in our 2006 financial statements.  Prior to 2006, such reports were not generated.

Attached as Exhibit C is a quarterly report which includes financial results and discussions of the consolidated quarterly and accumulated operations.

Based on the above, we continue to believe that through 2005 we had only one reportable segment.

Management’s Discussion and Analysis, page 34

2.                                      We note that your U.S. GAAP gross profit margins for 2004 and 2003 were significantly different from your Mexican GAAP gross profit margins for the same periods.  However, the reason for such difference was not clear from your document.  In future filings, please expand your MD&A to address results of operations and trends for Mexican GAAP, as well as U.S. GAAP.  In this regard, your narrative should discuss known or anticipated trends that have and/or may continue to impact your results of operations under both Mexican GAAP and U.S. GAAP.  Your discussion and analysis should provide investors with sufficient information to understand historical trends and expectations for the future through the eyes of management.  Please refer to SEC Release No. 33-8350, Interpretation — Commission’s Guidance Regarding Management’s Discussion and Analysis of Finance Condition and Result of Operations, for additional guidance.

In future filings, we will undertake  additional disclosures to address the differences in gross profit that arise between U.S. GAAP and Mexican GAAP and to expand the Management’s Discussion and Analysis of Finance Condition and Result of Operations to include disclosure on known or anticipated trends that may impact our operating results under Mexican GAAP, as well as U.S. GAAP, so as to provide investors with sufficient information to understand historical trends and expectations for the future through the eyes of our management.

Note 3 – Summary of Significant Accounting Policies, page F-11

Severance Payments, Page F-11

3.                                      In future filings, please disclose how the transition obligation related to severance payment is accounted for under U.S. GAAP.

 In future filings, we will undertake to disclose how the transition obligation related to severance payment, if applicable, is accounted for under U.S. GAAP.

Other Assets, page F-13

4.                                      In future filings, please disclose the nature of the development costs that you capitalize and how they are accounted for under U.S. GAAP.

The nature of the housing development costs capitalized are those incurred prior to the construction of the housing units, such as preparation of the land for homebuilding, cleaning activities, obtaining legal permits from local governments for construction, water and electricity.

According to SFAS 2, paragraph 8, these type of activities would be excluded from research and development, since they are considered design and construction engineering activities, related to the preparation of the land in order to build a new homebuilding area.  Accordingly, such costs are also capitalized for U.S. GAAP purposes.

Note 9 – Other Assets, page F-16

5.                                      In future filings, please disclose the amortization period for the BETA trademark.

The amortization period for the BETA trademark is already disclosed in Note 3(i), Other Assets, which will be over a five-year period using the straight-line method.

Note 24 – Summary of Differences between Mexican GAAP and U.S. GAAP, page F-26

C. Capitalization of Net Comprehensive Financing Cost, page F-27

6.                                      In the future filings, please revise your disclosure to state that capitalized interest expenses in the cost of inventories should be included in cost of sales.

  In future filings, we will revise our disclosure to state that capitalized interest expenses in the cost of inventories should be included in cost of sales.

Note 25 – Reconciliation of Mexican GAAP Net Income and Equity to U.S. GAAP ….. page F-29

G.            Condensed Statements of Cash Flows According to U.S. GAAP, page F-31

7.                                      Please supplementally tell us and disclose in future filings why net income in the U.S. GAAP statements of cash flows is different from net income in your reconciliation from Mexican GAAP to U.S. GAAP.

Our net income in the U.S. GAAP statements of cash flows is different from net income in our reconciliation from Mexican GAAP to U.S. GAAP due to the effects of inflation.  Net income in the reconciliation from Mexican GAAP to U.S. GAAP and in the U.S. GAAP condensed statement of income incorporates the effects of inflation, as explained under Note 24. Note 24 provides the reconciliation to U.S. GAAP and does not include the reversal of the restatement of the financial statements for the effects of inflation as required by Bulletin B-10, “Recognition of the Effects of Inflation in Financial Information”, of Mexican GAAP. The application of this bulletin represents a comprehensive measure of the effects of price-level changes in the Mexican economy and, as such, is considered a more meaningful presentation than historical cost-based financial reporting in Mexican pesos for purposes of both Mexican and U.S. GAAP. Our net income presented in the U.S. GAAP cash flow statement is stated in historical pesos, as explained in Note 24, paragraph f, which provides that in accordance with SFAS No. 95 of U.S. GAAP, the Company excludes the effects of inflation.

In future filings we will include disclosure to provide an introductory explanation to the presentation of our cash flow information to the following effect:

(g) Supplemental cash flow information under U.S. GAAP

Under Mexican GAAP, statements of changes in financial position identify the sources and uses of resources based on the differences between beginning and ending consolidated financial statement balances in constant pesos. Monetary position results and unrealized foreign exchange results are treated as cash items in the determination of resources provided by operations. Under U.S. GAAP (SFAS 95), statements of cash flows present only cash items and exclude non-cash items. SFAS 95 does not provide guidance with respect to inflation adjusted financial statements. The differences between Mexican GAAP and U.S. GAAP in the amounts reported are mainly due to: (i) elimination of inflationary effects of monetary assets and liabilities from financing and investing activities against the corresponding monetary position result in operating activities, and (ii) the recognition in operating, financing and investing activities of the U.S. GAAP adjustments.

8.                                      Please supplementally tell us and disclose in future filings why cash and cash equivalents in the U.S. GAAP statements of cash flows is different from the amounts on your balance sheets.  In addition, please tell us if cash and cash equivalents in the U.S. GAAP statements of cash flows includes temporary investments and restricted cash and, if so, how these items meet the definition of cash equivalents in SFAS 95, Statement of Cash Flows.  See paragraphs 8-10 of SFAS 95 for guidance.

Cash and cash equivalents in the U.S. GAAP statements of cash flows is different from the amounts on our balance sheets because of inadvertent classification error for restricted cash that in future filings will be reclassified as investing activities and will not be included in the balance of Cash & Cash Equivalents in order to comply with paragraphs 8, 9 and 10 of SFAS 95.  We have made the correction on the Amended Form 20-F for fiscal year ended December 31, 2005.

9.                                      We note that the line item “other assets and acquisitions of Beta” would include approx. Ps. 1.08 billion for the cash purchase of 53% of Beta’s shares.  Please supplementally tell us what other items are included in this line item for the year ended December 31, 2005.

As provided in our Amended Form 20-F, the line item “other assets and acquisitions of Beta” has been eliminated and replaced by two separate line items, “Acquisition of Beta” and “Other assets”.  The total of the two new captions has been restated from Ps.1,928,127 to Ps.1,180,653, of which Ps.1,063,739 relates to the acquisition of Beta and Ps.106,914 relates to other assets. The corrected amount for the acquisition of Beta represents the nominal pesos paid at the date of the acquisition.  The non-cash component of the acquisition price of Beta, which was inadvertently included in the related investing activity, has been disclosed at the foot of the cash flow statement for 2005.

10.                               In future filings, please revise your condensed statements of cash flows according to U.S. GAAP to identify noncash investing and financing activities (i.e., the value of Homex common shares issued to purchase 47% of Beta) as required by paragraph 32 of SFAS 95.

We have revised our condensed statements of cash flows according to U.S. GAAP to identify non-cash investing and financing activities as required by paragraph 32 of SFAS 95.  The only significant non-cash investing or financing activity was the issuance of common stock for the acquisition of Beta, as discussed in our previous response.

Note 26 – Additional U.S. GAAP Disclosure Information, page F-32

11.                               In future filings, please disclose the fair value of information for your financial instruments, as well as information regarding significant concentrations of credit risk.  See SFAS 107, Disclosures About Fair Value of Financial Instruments, for guidance.

The disclosures required by SFAS 107 have been included in our amended Form 20-F, as part of the Summary of Differences between Mexican GAAP and US GAAP, Note 24(j).

12.                               We note that you offer warranties against manufacturing defects in your homes for a period of two years.  In future filings, please disclose the information required by paragraph 14 of FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.

The Company is covered against any potential exposure derived by manufacturing defects for all home developments through insurance policies renewable every two years.  Accordingly, there is no requirement to disclose the provisions under FIN 45.

Exhibit 13 – Section 906 Certification

13.                               We note that you refer to the “Form 20-F for the year ended December 31, 2004” in your section 906 certification.  In future filings, please ensure that you refer to the correct period in your certification.

In future filings, we will undertake to ensure that we refer to the correct period in our certification.

As requested in your letter, the Company acknowledges the following:

•                  The Company is responsible for the adequacy and accuracy of the disclosure in the filing;

•                  Staff comments or changes to disclosure in response to Staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•                  The Company may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

*                                         *                                         *

Should you have any questions about the responses in this letter, kindly contact the undersigned at (212) 530-5224.

Very truly yours,

Michael L. Fitzgerald